UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
Butterfly Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 557-4800
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 12, 2025, Butterfly Network, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders in order for stockholders to consider and vote on the three proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025 (the “proxy statement”). The holders of 151,239,231 shares of Class A common stock were present or represented by proxy at the meeting. The holders of 26,426,937 shares of Class B common stock were present or represented by proxy at the meeting. Holders of the Class A common stock and Class B common stock voted together as a single class. Each share of Class A common stock entitles holders to one vote per proposal, while each share of Class B common stock entitles holders to 20 votes per proposal. The results for the votes for each proposal are set forth below.
The following actions were taken at such meeting:
1.Each of Joseph DeVivo; Jonathan M. Rothberg, Ph.D.; Larry Robbins; Dawn Carfora; Elazer Edelman, M.D., Ph.D.; S. Louise Phanstiel; and Erica Schwartz, M.D., J.D., M.P.H. was elected as a director of the Company, to serve for a one-year term until the Company’s 2026 Annual Meeting of Stockholders and until their respective successor has been elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph DeVivo	619,242,104	1,057,410	220,412	59,258,045
Jonathan M. Rothberg, Ph.D.	619,230,480	1,076,225	213,221	59,258,045
Larry Robbins	616,589,092	3,705,089	225,745	59,258,045
Dawn Carfora	615,926,031	4,304,790	289,105	59,258,045
Elazer Edelman, M.D., Ph.D.	616,604,410	3,608,115	307,401	59,258,045
S. Louise Phanstiel	616,527,632	3,631,143	361,151	59,258,045
Erica Schwartz, M.D., J.D., M.P.H.	615,975,198	4,273,980	270,748	59,258,045
2.The Company’s stockholders approved the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast on this proposal were as follows:

Votes For	Votes Against	Abstentions
677,337,873	1,953,570	486,528
3.The Company’s stockholders approved by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes cast on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
600,745,053	19,269,410	505,463	59,258,045

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial & Operations Officer

Date: June 17, 2025